ALLIANCE QUASAR FUND

SEMI-ANNUAL REPORT
MARCH 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                     ALLIANCE QUASAR FUND
_______________________________________________________________________________

May 28, 1999

Dear Shareholder,

This report contains investment results and market commentary for Alliance Quasar Fund (the "Fund") for the semi-annual reporting period ended March 31, 1999.

INVESTMENT RESULTS
The Fund underperformed its unmanaged small cap benchmark, the Russell 2000 Growth Stock Index, for both the six- and 12-month periods ended March 31, 1999. During these six- and 12-month periods, the Fund's Class A shares returned 9.07% and -22.66%, respectively, while the Russell 2000 Growth Stock Index returned 10.00% and -16.26%, respectively. As the performance of the Standard & Poor's (S&P) 500 Stock Index has become dominated to an unprecedented degree by its large cap stocks, we believe that it is no longer an appropriate benchmark for the Fund, which, of course, focuses almost entirely on small cap stocks. Accordingly, it is now more appropriate that the Russell 2000 Growth Stock Index constitutes the Fund's only benchmark.

The Fund underperformed its benchmark during the period under review primarily due to the following three reasons. First, growth stocks with cyclical exposure performed poorly during the third quarter of 1998. Secondly, our timing in both selling and buying stocks in the Fund's portfolio was often too early. And finally, we generally avoided investing in technology stocks in general, and internet stocks in particular. These three factors and their effect on the Fund's performance are explained in more detail in the "Market Commentary" section of this report.

INVESTMENT RESULTS*
As of March 31, 1999

                                         TOTAL RETURN
                                    6 MONTHS      12 MONTHS
                                   ----------    -----------
ALLIANCE QUASAR FUND
  Class A                             9.07%        -22.66%
  Class B                             8.67%        -23.26%
  Class C                             8.71%        -23.21%
RUSSELL 2000 GROWTH STOCK INDEX      10.00%        -16.26%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF MARCH 31, 1999. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE RUSSELL 2000 GROWTH STOCK INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT INCLUDES 2,000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 4.
MARKET COMMENTARY


Over the last year, we believe that there were three major reasons that led to the Fund's underperformance relative to its benchmark.

First, growth stocks with cyclical exposure did not do well during the third quarter. In general, many investors felt at the time that there was a possibility for a recession in 1999. If that were the case, their earnings outlook would deteriorate. Specifically, the airline sector and the rental car sector, two fundamentally strong industries showing tremendous profitability, lost nearly two years' worth of stock performance during the third quarter alone. The losses suffered by these industries were caused when investors shifted out of these types of stocks and into groups of stocks that had more positive momentum (price and volume trends).

Secondly, in retrospect we underestimated the amount of momentum that was evident in investors' minds when they bought and sold stocks. In many cases, it appears


1


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

that we bought our new ideas too early, and when we sold our older names based on valuation, this sell decision was also made too far in advance. In other words, valuations took longer to be realized when the buy decision was made. Conversely, the momentum investors carried our stocks to higher valuations after we sold them, as the valuations they were willing to pay for these stocks were simply higher than the valuations we thought they were worth.

Third, while we like to think of ourselves as leading edge investors looking for that next great idea, we were unwilling to take a huge overweighting in the technology sector and, more specifically, we essentially avoided investing in internet stocks altogether. In most cases, these stocks have yet to demonstrate the ability to earn a single penny in earnings and, in some cases, we believe probably never will. Despite this, these stocks have performed exceptionally well, defying all logical valuation criteria. In our opinion, these stocks were overpriced a year ago when 1998 began, and they are even more overpriced now in 1999. We simply believe that when investors start looking at fundamentals and valuations as opposed to hype and momentum, these stocks will come back to reality.

As a result of these three factors and after a very strong first half in 1998, the Fund underperformed substantially in the third quarter. Although the Fund's relative performance improved considerably in the six months ended March 31, 1999, it still underperformed its benchmark for the entire year.

FUND STRATEGY
Our basic investment strategy remains unchanged. We continue to adjust the Fund's composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth.

INVESTMENTS
On the growth side, the Fund's holdings continue to include several positions in the retail and apparel sectors. Companies in these sectors have continued to report earnings per share (EPS) gains of typically between 20% and 30%, with price to earnings (P/E) ratios between 12 and 18 times earnings. After not participating in the strong equity market in 1997, consumer stocks came back in the second half of 1998 and into 1999. These included Tommy Hilfiger Corp., Tiffany & Co., and Men's Wearhouse Inc. In addition, we think that the jewelry segment offers excellent opportunities. We believe the prospects for both Zale Corp. and Movado Group, Inc. look quite promising.

We are always looking for companies that have market share leadership, strong franchises, and dominant positions within their respective industry. Within the leisure category, these would include Bally Total Fitness Holding Corp., which, with over four million members, is the largest health club provider in the U.S., and Premier Parks, Inc., the largest amusement park operator after The Walt Disney Company. In the consumer manufacturing category, this would include Monaco Coach Corp., one of the largest manufacturers of recreational vehicles in the U.S.

In the turnaround category, we believe that the sports retailing industry has seen its worst days and that both Venator Group, Inc. and Sports Authority, Inc. should benefit. As the industry becomes more rational, the aggressive expansion in square footage seen over the last five years has essentially come to a halt. In addition, Nike, Inc. is seeing its business turning. These factors, as well as the Olympics being only a year away, should help both of these sports retailers see a turn in their business.

Within healthcare, the Fund's holdings continue to include positions in the biotechnology sector as well as the service sector. Specifically, its holdings include positions in GelTex Pharmaceuticals, Inc. and Human Genome Sciences, Inc., two later-stage biotechnology companies, as well as Synetic, Inc., an intranet healthcare provider, and Orthodontic Centers of America, Inc., the leading operator of orthodontic centers in the U.S.

Within the Real Estate sector, we believe that real estate investment trust
(REIT) stocks have come under a lot of pressure as investors focus more on momentum growth and less on yield. There are several well-run companies yielding over 10% with internal growth of 10% to 12%. Therefore, about 6% of the Fund is invested in REITs. The Fund currently holds positions in Chelsea GCA Realty, Inc., Taubman Centers, Inc., and Glenborough Realty Trust, Inc.


2


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

On the cyclical side, we continue to favor the airline industry. We have been bullish on this group since 1995. We believe that 1999 should mark the fifth consecutive year of profitability for the industry after a period of losses from 1990 to 1994. Furthermore, this industry is more fundamentally sound than at any point since World War II, with load factors of over 70% for four years in a row--levels never attained before by this industry.

During past good periods of business, carriers took their excess cash flow and bought more planes. However, this only added to their existing capacity and took away their pricing power. Today, the carriers are using their cash flow to pay down debt, buy back stock, and restructure their balance sheets. As demand outpaces capacity growth, pricing power should continue to increase, allowing carriers to maximize both revenues and earnings. Thus, the Fund's holdings continue to include positions in America West Holdings Corp., Alaska Air Group, Inc., and Atlas Air, Inc.

In addition, we like the rental car industry and have positions in Budget Group, Inc. and Dollar Thrifty Automotive Group, Inc. This industry has gone through a major change in ownership from the auto manufacturers to financial entrepreneurs. We are now seeing real pricing power, better yield management, greater inventory efficiencies, and as a result, a higher level of profitability. We believe these companies have strong fundamentals that are not yet being recognized in the marketplace.

Within the technology sector, the Fund's holdings currently include positions in CheckFree Corp., an online banking company, and DBT Online, Inc., a database management company. The Fund is currently underweight in the technology sector relative to the small-cap benchmark for the sector.

INVESTMENT OUTLOOK
1998 marks the fifth consecutive year in which large cap stocks, as measured by the S&P 500, outperformed small cap stocks, as measured by the Russell 2000 Index. During this five year period (on an annualized basis), the S&P 500 was up 24.1%, considerably outperforming the Russell 2000 Index, which was up 11.9%. After underperforming large cap stocks in each consecutive year from 1994 to 1998, small cap stocks continued to underperform into 1999. In the first quarter of 1999 alone, the Russell 2000 was down 1.68%, while the S&P 500 was up 4.98%, for a total difference of 6.66% between the two indexes. In our view, it is obvious that the majority of the money coming into the equity markets is going into the S&P 500 and other select large caps, while generally avoiding the other 90% of stocks altogether. Regardless, the current valuations for small cap stocks are extremely attractive and small cap stocks are now trading at all-time low historical valuations relative to large cap stocks. All we can say is that we are extremely excited about the Fund as we enter the new year. We firmly believe that when the turn for small cap stocks does occur, the Fund will be extremely well positioned to fully participate.

Thank you for your continued interest in the Alliance Quasar Fund. We look forward to reporting to you on future market activity and investment results.

Sincerely,


Alden M. Stewart
Chairman and President


Randall E. Haase
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                          ALLIANCE QUASAR FUND
_______________________________________________________________________________

The Quasar Fund seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issues by any company in any industry that we believe to offer possibilities for capital appreciation. The Fund may also pursue investment opportunities outside of the United States.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -22.66%        -25.94%
Five Years                    14.45%         13.45%
10 Years                       9.96%          9.48%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -23.26%        -26.18%
Five Years                    13.57%         13.57%
Since Inception* (a)          12.29%         12.29%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -23.21%        -23.94%
Five Years                    13.59%         13.59%
Since Inception*              13.79%         13.79%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/17/90, Class B; 5/3/93, Class C.

(a)  Assumes conversion of class b shares into class a shares after eight years.


4


TEN LARGEST HOLDINGS
MARCH 31, 1999 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                                                 PERCENT OF
COMPANY                                         VALUE            NET ASSETS
-------------------------------------------------------------------------------
Premier Parks, Inc.                        $  79,297,800            5.0%
Legg Mason, Inc.                              66,866,319            4.3
Tiffany & Co.                                 63,074,050            4.0
Alaska Air Group, Inc.                        59,598,250            3.8
Mohawk Industries, Inc.                       49,779,000            3.2
Chelsea GCA Realty, Inc.                      47,022,337            3.0
Group 1 Automotive, Inc.                      37,730,456            2.4
CheckFree Corp.                               37,595,457            2.4
Taubman Centers, Inc.                         34,206,900            2.2
Bethlehem Steel Corp.                         33,286,275            2.1
                                           $ 508,456,844           32.4%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
_______________________________________________________________________________

                                                       SHARES*
-------------------------------------------------------------------------------
                                                                   HOLDINGS
PURCHASES                                         BOUGHT           3/31/99
-------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.                        667,400            667,400
Chelsea GCA Realty, Inc.                         390,000          1,686,900
Legg Mason, Inc.                               1,419,700          1,984,900
Novoste Corp.                                    648,100            648,100
Pinnicle Holdings, Inc.                        1,109,100          1,109,100
SFX Entertainment, Inc.                          479,200            479,200
Tekelec, Inc.                                  1,050,300          1,050,300
Venator Group, Inc.                            2,435,500          3,942,100
Whole Foods Market, Inc.                         289,000            289,000
Zale Corp.                                       725,600            725,600

                                                                   HOLDINGS
SALES                                               SOLD           3/31/99
-------------------------------------------------------------------------------
America West Holdings Corp. C1.B                 608,100          1,365,400
Bethlehem Steel Corp.                          2,161,400          4,034,700
Centocor, Inc.                                   987,500                 -0-
Comverse Technology, Inc.                        363,100                 -0-
Insight Enterprises, Inc.                        587,900                 -0-
MedImmune, Inc.                                  255,300            208,100
Pacific Sunwear of California, Inc.              842,300                 -0-
Tommy Hilfiger Corp.                             407,600            225,600
Uniphase Corp.                                   261,600                 -0-
Young Broadcasting, Inc. C1.A                    478,200                 -0-


*    Adjusted for stock splits.


5


PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.9%
CONSUMER PRODUCTS & SERVICES-51.9%
ADVERTISING-0.3%
Merkert American Corp. (a)                      410,600  $     4,465,275
AIRLINES-6.6%
Alaska Air Group, Inc. (a)                    1,254,700       59,598,250
America West Holdings
  Corp. Cl.B (a)                              1,365,400       26,027,938
Atlas Air, Inc. (a)                             341,600        9,842,350
Mesa Air Group, Inc. (a)                      1,343,000        8,393,750
                                                         ----------------
                                                             103,862,288

APPAREL-1.0%
Tommy Hilfiger Corp. (a)                        225,600       15,538,200

BUSINESS SERVICES-4.8%
Carriage Services,
  Inc. Cl.A (a)                                 721,900       10,918,738
Central Garden & Pet Co. (a)                    518,400        8,748,000
Century Business Services,
  Inc. (a)                                    1,716,122       18,770,084
FirstService Corp. (a)                          874,000       11,416,625
TeleSpectrum Worldwide,
  Inc. (a)                                    3,021,000       25,867,312
                                                         ----------------
                                                              75,720,759

ENTERTAINMENT & LEISURE-10.9%
Bally Total Fitness Holding
  Corp. (a)                                     795,700       18,997,337
Cinar Corp. (a)                                 629,200       14,471,600
Premier Parks, Inc. (a)                       2,128,800       79,297,800
SFX Entertainment, Inc.                         479,200       30,938,350
Sunterra Corp. (a)                            2,603,900       25,388,025
Vistana, Inc. (a)                               180,400        2,525,600
                                                         ----------------
                                                             171,618,712

RESTAURANTS & LODGING-1.5%
Florida Panthers Holdings,
  Inc. Cl.A (a)                                 926,700        7,181,925
MeriStar Hospitality Corp.                      910,700       16,563,356
                                                         ----------------
                                                              23,745,281

RETAILING-26.2%
BJ's Wholesale Club, Inc. (a)                   667,400       17,644,387
Budget Group, Inc. Cl.A (a)                   2,270,000       27,807,500
Circuit City Stores, Inc. -
CarMax Group (a)                              2,893,100       11,391,581
Dollar Thrifty Automotive
  Group, Inc. (a)                             1,396,900       24,096,525
Furniture Brands International,
  Inc. (a)                                      490,100       10,843,463
Group 1 Automotive, Inc. (a)                  1,536,100       37,730,456
Industrie Natuzzi SpA
  (ADR) (Italy)                               1,509,000       24,898,500
Men's Wearhouse, Inc. (a)                       923,250       26,658,844
Movado Group, Inc.                              767,600       19,190,000
Sports Authority, Inc. (a)                    2,768,400       20,243,925
Stage Stores, Inc. (a)                        2,207,900       16,007,275
Tiffany & Co.                                   843,800       63,074,050
Trans World Entertainment
  Corp. (a)                                     883,100        9,714,100
Tweeter Home Entertainment
  Group, Inc. (a)                               221,600        7,146,600
United Rentals, Inc. (a)                      1,122,700       31,996,950
Venator Group, Inc. (a)                       3,942,100       27,841,081
Whole Foods Market, Inc. (a)                    289,000        9,934,375
Zale Corp. (a)                                  725,600       24,806,450
                                                         ----------------
                                                             411,026,062

MISCELLANEOUS-0.6%
Cash America International,
  Inc.                                          744,300        9,582,863
                                                         ----------------
                                                             815,559,440

TECHNOLOGY-15.1%
COMMUNICATION EQUIPMENT-2.0%
Com21, Inc. (a)                                 269,100        7,063,875
Pinnicle Holdings, Inc. (a)                   1,109,100       16,775,137
Tekelec, Inc. (a)                             1,050,300        7,680,319
                                                         ----------------
                                                              31,519,331

COMPUTER SOFTWARE & SERVICES-6.0%
CheckFree Corp. (a)                             883,300       37,595,457
DBT Online, Inc. (a)                          1,122,400       27,919,700
Harbinger Corp. (a)                             799,720        5,398,110
IMRglobal Corp. (a)                             496,100        8,805,775
Micromuse, Inc. (a)                              33,800        1,554,800
Transaction Systems
  Architects, Inc. Cl.A (a)                     367,200       13,219,200
                                                         ----------------
                                                              94,493,042

NETWORKING SOFTWARE-1.5%
Apex PC Solutions, Inc. (a)                   1,694,400       23,615,700


6


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________


COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTOR EQUIPMENT-0.7%
Conexant Systems, Inc. (a)                      157,400  $     4,358,013
MKS Instruments, Inc. (a)                       472,100        6,314,337
                                                         ----------------
                                                              10,672,350

TELECOMMUNICATIONS-2.9%
GST Telecommunications,
  Inc. (a)                                    1,058,000       11,571,875
ICG Communications,
  Inc. (a)                                      688,200       13,764,000
Millicom International
  Cellular, SA (a)
  (Luxembourg)                                  786,200       20,441,200
                                                         ----------------
                                                              45,777,075

MISCELLANEOUS-2.0%
Engineering Animation,
  Inc. (a)                                      213,900        9,010,537
Excalibur Technologies
  Corp. (a)                                     752,700        9,832,144
Harman International
Industries, Inc.                                309,900       11,388,825
Ziff-Davis, Inc.                                 32,000        1,152,000
                                                         ----------------
                                                              31,383,506
                                                         ----------------
                                                             237,461,004

FINANCIAL SERVICES-10.8%
BROKERAGE & MONEY MANAGEMENT-4.3%
Legg Mason, Inc.                              1,984,900       66,866,319

INSURANCE-0.7%
Reinsurance Group of America,
  Inc.                                          337,050       11,417,569

REAL ESTATE-5.8%
Chelsea GCA Realty, Inc.                      1,686,900       47,022,337
Glenborough Realty
  Trust, Inc.                                   579,800        9,856,600
Taubman Centers, Inc.                         2,792,400       34,206,900
                                                         ----------------
                                                              91,085,837
                                                         ----------------
                                                             169,369,725

BASIC INDUSTRIES-10.0%
BUILDING & RELATED-0.1%
Associated Materials, Inc.                      178,200        1,893,375

METAL HARDWARE-2.1%
Bethlehem Steel Corp. (a)                     4,034,700       33,286,275

TEXTILE PRODUCTS-3.2%
Mohawk Industries, Inc. (a)                   1,659,300       49,779,000

TRANSPORTATION & SHIPPING-4.6%
Carey International, Inc. (a)                 1,244,700       20,226,375
Consolidated Freightways
  Corp. (a)                                   2,802,100       32,924,675
Teekay Shipping Corp.                         1,133,700       18,706,050
                                                         ----------------
                                                              71,857,100
                                                         ----------------
                                                             156,815,750

HEALTH CARE-6.8%
BIOTECHNOLOGY-3.0%
GelTex Pharmaceuticals,
  Inc. (a)                                    1,326,600       18,655,312
Human Genome Sciences,
  Inc. (a)                                       27,000          936,563
MedImmune, Inc. (a)                             208,100       12,316,919
Novoste Corp. (a)                               648,100       15,554,400
                                                         ----------------
                                                              47,463,194

DRUGS, HOSPITAL SUPPLIES & MEDICAL
SERVICES-3.8%
Aradigm Corp. (a)                               917,800        8,374,925
Orthodontic Centers of
  America, Inc. (a)                             828,700       13,052,025
St. Jude Medical, Inc. (a)                      366,400        8,931,000
Synetic, Inc. (a)                               393,800       22,003,575
Veterinary Centers of
  America, Inc. (a)                             482,900        6,820,962
                                                         ----------------
                                                              59,182,487
                                                         ----------------
                                                             106,645,681

ENERGY-1.8%
OIL & GAS SERVICES-1.8%
Southern Union Co.                            1,449,897       27,366,806

CONSUMER MANUFACTURING-1.5%
AUTO & RELATED-1.5%
Monaco Coach Corp. (a)                        1,040,475       23,995,955

Total Common Stocks
  (cost $1,560,719,869)                                    1,537,214,361


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)             VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.3%
U.S. GOVERNMENT & AGENCIES-2.3%
Federal Home Loan
  Mortgage Corp.
  4.82%, 4/01/99
  (amortized cost
  $36,400,000)                                 $ 36,400  $    36,400,000

TOTAL INVESTMENTS-100.2%
  (cost $1,597,119,869)                                    1,573,614,361
Other assets less
  liabilities-(0.2%)                                          (2,397,394)

NET ASSETS-100%                                          $ 1,571,216,967


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $1,597,119,869)                                      $ 1,573,614,361
  Cash                                                                  75,304
  Receivable for investment securities sold                         13,892,334
  Dividends receivable                                               2,516,550
  Receivable for capital stock sold                                  2,514,169
  Other assets                                                         105,202
  Total assets                                                   1,592,717,920

LIABILITIES
  Payable for investment securities purchased                       13,378,361
  Advisory fee payable                                               3,903,260
  Payable for capital stock redeemed                                 3,002,797
  Distribution fee payable                                             819,123
  Accrued expenses                                                     397,412
  Total liabilities                                                 21,500,953

NET ASSETS                                                     $ 1,571,216,967

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                              $       143,048
  Additional paid-in capital                                     1,777,235,972
  Accumulated net investment loss                                   (8,697,027)
  Accumulated net realized loss on investment
    transactions                                                  (173,958,370)
  Net unrealized depreciation of investments and
    other assets                                                   (23,506,656)
                                                               $ 1,571,216,967

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($540,632,206 / 23,263,567 shares of capital stock
    issued and outstanding)                                             $23.24
  Sales charge--4.25% of public offering price                            1.03
  Maximum offering price                                                $24.27

  CLASS B SHARES
  Net asset value and offering price per share
    ($629,718,222 / 30,169,667 shares of capital stock
    issued and outstanding)                                             $20.87

  CLASS C SHARES
  Net asset value and offering price per share
    ($185,632,333 / 8,886,378 shares of capital stock
    issued and outstanding)                                             $20.89

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($215,234,206 / 9,204,565 shares of capital stock
    issued and outstanding)                                             $23.38


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)                ALLIANCE QUASAR FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                    $   6,289,652
  Interest                                         1,663,993     $   7,953,645

EXPENSES
  Advisory fee                                     8,597,531
  Distribution fee - Class A                         728,502
  Distribution fee - Class B                       3,352,429
  Distribution fee - Class C                       1,003,702
  Transfer agency                                  2,294,556
  Registration                                       272,142
  Printing                                           218,232
  Custodian                                          143,920
  Administrative                                      60,500
  Audit and legal                                     56,423
  Directors' fees                                     14,500
  Miscellaneous                                       33,182
  Total expenses                                  16,775,619
  Less: expense offset arrangement
    (see Note B)                                    (125,277)
  Net expenses                                                      16,650,342
  Net investment loss                                               (8,696,697)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                    (162,444,022)
  Net change in unrealized depreciation of
    investments and other assets                                   321,881,716
  Net gain on investments                                          159,437,694

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 150,740,997


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                             SIX MONTHS ENDED    YEAR ENDED
                                              MARCH 31, 1999    SEPTEMBER 30,
                                               (UNAUDITED)          1998
                                             ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                        $    (8,696,697)  $   (14,960,472)
  Net realized gain (loss) on investment
    transactions                                (162,444,022)       79,606,746
  Net change in unrealized appreciation
    (depreciation) of investments and
    other assets                                 321,881,716      (516,425,096)
  Net increase (decrease) in net assets
    from operations                              150,740,997      (451,778,822)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                      (22,823,517)      (17,164,110)
    Class B                                      (32,223,342)      (24,996,773)
    Class C                                       (9,594,700)       (7,133,144)
    Advisor Class                                 (9,530,738)       (2,825,501)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    17,284,640       868,194,847
  Total increase                                  93,853,340       364,296,497

NET ASSETS
  Beginning of year                            1,477,363,627     1,113,067,130
  End of period                              $ 1,571,216,967   $ 1,477,363,627


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


12


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $60,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,562,420 for the six months ended March 31, 1999.

In addition, for the six months ended March 31, 1999, the Fund's expenses were reduced by $125,277 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $63,785 from the sales of Class A shares and $17,619, $1,309,352 and $83,391 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended March 31, 1999 amounted to $3,032,899, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $28,723,266 and $2,053,367 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $784,084,312 and $818,690,777, respectively, for the six months ended March 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 1999.

At March 31, 1999, the cost of investments for federal income tax purposes was $1,615,559,313. Accordingly, gross unrealized appreciation of investments was $200,000,284 and gross unrealized depreciation of investments was $241,945,236, resulting in net unrealized depreciation of $41,944,952.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    -----------------------------    -------------------------------------
                   SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                     MARCH 31, 1999   SEPTEMBER 30,    MARCH 31, 1999       SEPTEMBER 30,
                      (UNAUDITED)         1998           (UNAUDITED)            1998
                     ------------    ------------    -----------------   -----------------
CLASS A
Shares sold           44,655,717      43,817,026     $ 1,040,245,914     $ 1,244,246,754
Shares issued in
  reinvestment of
  distributions          905,268         571,457          20,223,740          15,988,123
Shares converted
  from Class B           119,633         165,256           2,874,684           4,647,898
Shares redeemed      (44,649,036)    (35,561,736)     (1,047,501,109)     (1,011,637,305)
Net increase           1,031,582       8,992,003     $    15,843,229     $   253,245,470

CLASS B
Shares sold            6,822,230      18,286,351     $   143,491,847     $   482,762,932
Shares issued in
  reinvestment of
  distributions        1,502,464         923,019          30,212,928          23,536,952
Shares converted
  to Class A            (132,803)       (181,899)         (2,874,684)         (4,647,898)
Shares redeemed       (9,012,108)     (6,112,452)       (190,052,351)       (154,925,238)
Net increase
  (decrease)            (820,217)     12,915,019     $   (19,222,260)    $   346,726,748

CLASS C
Shares sold            8,248,453      11,956,015     $   173,813,114     $   308,470,104
Shares issued in
  reinvestment of
  distributions          445,535         260,405           8,968,640           6,642,958
Shares redeemed       (8,832,066)     (8,416,893)       (187,299,498)       (213,847,794)
Net increase
  (decrease)            (138,078)      3,799,527     $    (4,517,744)    $   101,265,268

ADVISOR CLASS
Shares sold            7,004,500       9,129,797     $   156,897,650     $   259,655,427
Shares issued in
  reinvestment of
  distributions          413,259          95,462           9,281,785           2,676,749
Shares redeemed       (6,038,974)     (3,452,506)       (140,998,020)        (95,374,815)
Net increase           1,378,785       5,772,753     $    25,181,415     $   166,957,361


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 1999.


14


FINANCIAL HIGHLIGHTS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                               1999        ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $22.27         $30.37       $27.92       $24.16       $22.65       $24.43

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.08)(a)       (.17)(a)     (.24)(a)     (.25)        (.22)(a)     (.60)
Net realized and unrealized gain (loss)
  on investment transactions                    2.06          (6.70)        6.80         8.82         5.59         (.36)
Net increase (decrease) in net asset
  value from operations                         1.98          (6.87)        6.56         8.57         5.37         (.96)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)         (1.23)       (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of period                $23.24         $22.27       $30.37       $27.92       $24.16       $22.65

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.07%        (23.45)%      27.81%       42.42%       30.73%       (4.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $540,632       $495,070     $402,081     $229,798     $146,663     $155,470
Ratio of expenses to average net assets         1.67%(c)(d)    1.61%(c)     1.67%        1.79%        1.83%        1.67%
Ratio of net investment loss to average
  net assets                                    (.69)%(d)      (.59)%       (.91)%      (1.11)%      (1.06)%      (1.15)%
Portfolio turnover rate                           49%           109%         135%         168%         160%         110%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                               1999        ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.17         $27.83       $26.13       $23.03       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)       (.36)(a)     (.42)(a)     (.20)        (.37)(a)     (.53)
Net realized and unrealized gain (loss)
  on investment transactions                    1.86          (6.07)        6.23         8.11         5.34         (.61)
Net increase (decrease) in net asset
  value from operations                         1.71          (6.43)        5.81         7.91         4.97        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)         (1.23)       (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of period                $20.87         $20.17       $27.83       $26.13       $23.03       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.67%        (24.03)%      26.70%       41.48%       29.78%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $629,718       $625,147     $503,037     $112,490      $16,604      $13,901
Ratio of expenses to average net assets         2.44%(c)(d)    2.39%(c)     2.51%        2.62%        2.65%        2.50%
Ratio of net investment loss to average
  net assets                                   (1.47)%(d)     (1.36)%      (1.73)%      (1.96)%      (1.88)%      (1.98)%
Portfolio turnover rate                           49%           109%         135%         168%         160%         110%


See footnote summary on page 18.


16


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                               1999        ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.18         $27.85       $26.14       $23.05       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)       (.35)(a)     (.42)(a)     (.20)        (.37)(a)     (.36)
Net realized and unrealized gain (loss)
  on investment transactions                    1.87          (6.09)        6.24         8.10         5.36         (.78)
Net increase (decrease) in net asset
  value from operations                         1.72          (6.44)        5.82         7.90         4.99        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)         (1.23)       (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of period                $20.89         $20.18       $27.85       $26.14       $23.05       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.71%        (24.05)%      26.74%       41.46%       29.87%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $185,632       $182,110     $145,494      $28,541       $1,611       $1,220
Ratio of expenses to average net assets         2.43%(c)(d)    2.38%(c)     2.50%        2.61%        2.64%        2.48%
Ratio of net investment loss to average
  net assets                                   (1.45)%(d)     (1.35)%      (1.72)%      (1.94)%      (1.76)%      (1.96)%
Portfolio turnover rate                           49%           109%         135%         168%         160%         110%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         ADVISOR CLASS
                                            ------------------------------------
                                            SIX MONTHS                     OCTOBER 2,
                                               ENDED                         1996(E)
                                             MARCH 31,      YEAR ENDED         TO
                                               1999        SEPTEMBER 30,  SEPTEMBER 30,
                                            (UNAUDITED)        1998           1997
                                           -------------   -------------  -------------
Net asset value, beginning of period          $22.37          $30.42         $27.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.05)           (.09)          (.17)
Net realized and unrealized gain (loss)
  on investment transactions                    2.07           (6.73)          6.88
Net increase (decrease) in net asset
  value from operations                         2.02           (6.82)          6.71

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)          (1.23)         (4.11)
Net asset value, end of period                $23.38          $22.37         $30.42

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.22%         (23.24)%        28.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $215,234        $175,037        $62,455
Ratio of expenses to average net assets         1.40%(c)(d)     1.38%(c)       1.58%(d)
Ratio of net investment loss to average
  net assets                                    (.41)%(d)       (.32)%         (.74)%(d)
Portfolio turnover rate                           49%            109%           135%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the six months ended March 31, 1999, and the year ended September 30, 1998, the ratios of expenses to average net assets were 1.66% and 1.60% for Class A shares, 2.43% and 2.38% for Class B shares, 2.42% and 2.37% for Class C shares and 1.39% and 1.37% for Advisor Class shares, respectively.

(d)  Annualized.

(e)  Commencement of distribution.


18


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19


ALLIANCE QUASAR FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

QSRSR